GENERAL	12 Months Ended
Dec. 31, 2023
GENERAL
GENERAL

NOTE 1: - GENERAL

a.	Oddity Tech Ltd., an Israeli corporation, together with its subsidiaries (the “Company”) is a consumer-tech company which builds and scales digital-first brands designed to disrupt the offline-dominated beauty and wellness industries. The Company leverages data science, machine learning and computer vision capabilities to identify consumer needs and develop solutions in the form of beauty, wellness and tech products.
b.	On May 12, 2023, the Company completed the acquisition of 100% of the shares of Revela Inc. (“Revela”), a US biotechnology company engaged in molecule discovery. Refer to Note 3.
c.	On July 19, 2023, the Company completed its Initial Public Offering (“IPO”), in which it issued 1,754,385 shares of Class A Ordinary shares at an offering price of $35.00 per share. The Company raised net proceeds of $50,299. Refer to Note 13.